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                                ESCROW AGREEMENT

         This Escrow Agreement made as of this 23rd day of June, 1997, by and between USA TECHNOLOGIES, INC, a Pennsylvania corporation (the "Company"),_____ ____________, a ___________ corporation ("Holder"), and LURIO & ASSOCIATES, a Pennsylvania Professional corporation, as escrow agent ("Escrow Agent").

                                   Background

         Pursuant to a Regulation S Convertible Debenture Subscription Agreement dated of even date herewith, the Company has issued to Holder a Convertible Debenture in the principal amount of U.S. $____ (the "Debenture"). All capitalized terms utilized herein not otherwise defined herein shall have the meanings ascribed to such terms in the Debenture. Pursuant to Section 3 of the Debenture, the Debenture can be converted by Holder into shares of Common Stock of the Company. As more fully set forth herein, the Company has agreed to place in escrow an aggregate of__________ shares of Common Stock ("Escrow Shares") in order to insure that such Escrow Shares would be available upon the conversion of the Debenture by the Holder.

                                    Agreement

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Escrow Shares. At the time of the execution and delivery of this Agreement, the Company has delivered to the Escrow Agent a certificate representing the Escrow Shares registered in the name of the "Lurio & Associates, as Escrow Agent". The certificate bears a restrictive legend required under applicable securities laws and states that the Escrow Shares are subject to all of the terms and conditions hereof. The Escrow Shares shall be

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held by the Escrow Agent pursuant to all of the terms and conditions hereof. The
Escrow Agent shall be the sole record owner of the Escrow Shares and Holder shall have no ownership rights in connection with the Escrow Shares whatsoever, including voting rights.

          2. Conversion. If the Holder shall determine to convert the Debenture into shares of Common Stock pursuant to Section 3 of the Debenture, the Holder shall simultaneously forward to Escrow Agent a copy of the Notice of Conversion which is being delivered to the Company as well as a copy of the Debenture which has been surrendered to the Company. The Escrow Agent shall instruct the transfer agent of the Company to issue to the Holder such number of shares of Common Stock as shall be set forth in the Notice of Conversion (up to the number of Escrow Shares held by the Escrow Agent) and shall request the Company to have the certificate representing the Escrow Shares canceled on the books and records of the Company. Any issuance of Common Stock to Holder shall be subject to compliance with all applicable securities laws all as set forth in and required by Section 8 of the Debenture.

         3. Dispute. Notwithstanding Section 2 hereof, if the Escrow Agent shall have received written notice from the Company within four business days following the date of delivery of the Notice of Conversion, instructing Escrow Agent not to request the cancellation of the Escrow Shares or the transfer agent to issue shares of Common Stock to the Holder, Escrow Agent shall continue to hold the Escrow Shares and shall not deliver any instructions to the Company or transfer agent until either (a) the Company and Holder shall have settled their differences, if any, as evidenced by a written notice delivered to the Escrow Agent signed by the Company and Holder, or (b) the matter is determined by a final nonappealable judgment by a court or arbitration panel of competent jurisdiction. Thereupon, the Escrow Agent shall act in accordance with such written notice or final nonappealable judgment.

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         4. Termination. This Escrow Agreement shall be terminated and the
Escrow Agent shall have no further duties hereunder upon the earlier to occur of the following: (1) The conversion of the Debenture in accordance with Section 3 of the Debenture, or (2) the redemption by the Company of the Debenture in accordance with Section 4 of the Debenture, or (3) the conversion of the Debenture on the Maturity Date pursuant to Section 5 of the Debenture, or (4) the payment of the principal amount of the Debenture in cash by the Company pursuant to the Debenture, or (5) as otherwise provided herein.

         5. Obligations and Liabilities of Escrow Agent.

                  (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Escrow Agreement and the Escrow Agent shall not be liable for the performance of such duties and obligations, except as specifically set forth in this Escrow Agreement.

                  (b) The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of the Company, Holder, or any other third party, to perform or comply with any of the provisions of this Escrow Agreement.

                  (c) The Escrow Agent shall be bound by any modification, cancellation or rescission of this Escrow Agreement unless such modification, cancellation or rescission is in writing, signed by the Company, the Holder and the Escrow Agent.

                  (d) The Escrow Agent shall not be liable for any error of judgment, or any action taken or omitted to be taken hereunder, except in the case of its willful misconduct nor shall it be liable for the default or misconduct of any employee, agent or attorney appointed by it who shall have been selected with reasonable care.

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                  (e) Delivery by the Escrow Agent of instructions to the
Company to cancel the certificate representing the Escrow Shares and instructions to the transfer agent for the Company to issue shares of Common Stock to Holder pursuant to the provisions of this Agreement shall constitute a complete discharge and satisfaction of all obligations of the Escrow Agent hereunder.

                  (f) Nothing contained herein shall be deemed to preclude the Escrow Agent at any time or for any reason from depositing the Escrow Shares with a court of competent jurisdiction in the nature of an interpleader action and abiding by the determination of such court with respect thereto. In such event, such delivery shall constitute complete discharge and release of the Escrow Agent.

                  (g) The Escrow Agent shall be entitled to rely upon any written notice, waiver, receipt, or other document which the Escrow Agent in good faith believes to be genuine.

                  (h) In the event of any controversy or dispute under this Escrow Agreement or with respect to any questions as to the construction hereof or any action to be taken or omitted by the Escrow Agent, the Escrow Agent shall be entitled to consult with counsel of the Escrow Agent's own choosing. The Escrow Agent shall incur no liability or responsibility for any action taken or suffered, or omitted to be taken, in good faith, in accordance with the advice or opinion of such counsel.

                  (i) The parties acknowledge that the Escrow Agent is counsel for the Company. Nothing contained herein, nor the escrow contemplated, shall limit or restrict the right of the Escrow Agent to represent the Company with respect to any disputes which may arise in the Subscription Agreement, this Escrow Agreement, or any other matter whatsoever. The parties agree that the Escrow Agent's engagement as attorney as provided for herein is not and shall not be objectionable for any reason.

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                  (j) Upon the performance of this Escrow Agreement, the Escrow
Agent shall be deemed released and discharged of any further obligations hereunder.

         6. Indemnification of Escrow Agent. The Company and Holder, jointly and severally, agree to indemnify the Escrow Agent and hold Escrow Agent harmless from any loss, liability and expenses incurred (including counsel fees) on the part of the Escrow Agent arising out of or in connection with the acceptance or administration by the Escrow Agent of its duties hereunder, including the fees, costs and expenses of defending itself against any claims of liability hereunder.

         7. Successor Escrow Agent. In the event the Escrow Agent is no longer able or willing to serve, the Escrow Agent shall have the exclusive right to appoint a successor Escrow Agent who shall be bound by the terms and conditions set forth herein.

         8. Binding Effect. This Escrow Agreement shall inure to the benefit of and shall be binding upon the respective heirs, personal representatives, successors and legal assigns of the parties hereto. The parties hereto covenant that they will execute all instruments and documents and will take all steps which may be necessary in order to implement the provisions of this Escrow Agreement.

         9. Notices. All notices, request, demands, waivers, consents, approvals, or other communications which are required or permitted hereunder shall be in writing and shall be deemed given if sent by registered or certified mail, return receipt requested, postage prepaid, on the actual receipt of such notice as follows:

                  If to the Company:

                           USA Technologies, Inc.
                           200 Plant Avenue
                           Wayne, PA 19087

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                           Attn:  George R. Jensen, Jr., President


                  If to Holder:

                            -------------------

                            -------------------

                            -------------------

                            -------------------


                  If to Escrow Agent:

                           Lurio & Associates
                           Suite 1300
                           1760 Market Street
                           Philadelphia, PA 19103
                           Attn:  Douglas M. Lurio, Esquire


or at such address as the party entitled to receive such notice may, from time to time, specify in writing to the other parties.

         10. Choice of Law. The Escrow Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, United States of America. Wherever possible each provision of the Escrow Agreement shall be interpreted in such manner as to be effective and valid, but if any provision shall be ineffective or invalid such ineffectiveness or invalidity shall extend only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

         11. Consent. Each of the undersigned hereby irrevocably consents that any legal action or proceeding arising out of or in any way connected with this Escrow Agreement, shall be instituted or brought solely and exclusively in the courts of the Commonwealth of Pennsylvania or any Federal Court of the United States of America located in Philadelphia County, Commonwealth of Pennsylvania,

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and by execution and delivery of this Agreement, each of the undersigned hereby irrevocably submits the undersigned and accepts with regard to any such legal action or proceeding, and in respect of the undersigned's property, generally and unconditionally, to the jurisdiction of such courts. The Holder hereby irrevocably consents that any summons or legal process in any such legal action or proceeding may be served upon GEM Advisors, Inc., which has a current business address at 1330 Avenue of the Americas, 36th Floor, New York, New York 10019, and whom the undersigned hereby appoints as the undersigned's agent to receive such summons or legal process, such method of service to constitute, in every respect, sufficient and effective service of process in any such action or proceeding. It is understood that a copy of any such process served on said agent shall be promptly forwarded by mail to the Holder at the Holder's address but the failure of the Holder to receive such copy shall not effect in any way the service of such process as aforesaid. Each of the undersigned further irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the undersigned, such service to become effective upon mailing. Nothing herein shall affect the right of the undersigned to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the undersigned and each of the undersigned further agrees that, to the extent permitted by law, final judgment against each of the undersigned in any such action or proceeding shall be conclusive and may be forced in any other jurisdiction within the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of such judgement.

         12. Venue. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, any objection which the undersigned may now or hereafter have to the laying of the venue of any suit, action or proceeding

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arising out of or relating to this Escrow Agreement, brought in the Commonwealth of Pennsylvania, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the Commonwealth of Pennsylvania, has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date and year first above written.

         HOLDER:                               USA TECHNOLOGIES, INC.



By:                                        By:
   ----------------------------               ---------------------------------
                                               George R. Jensen, Jr., President




    LURIO & ASSOCIATES



By:
   ----------------------------
   Douglas M. Lurio,
   President

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